Leases (Tables)	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Future minimum payments under noncancelable operating leases
We lease property and equipment primarily under operating leases. Renewal options exist for substantially all leases. Future minimum payments, by year and in the aggregate, under noncancelable operating leases with any remaining terms consist of the following as of December 31, 2012:

Year
2013	$210.3
2014	160.4
2015	119.0
2016	87.1
2017	66.8
Thereafter	154.6
Total minimum lease payments	$798.2